UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


               Date of Report
               (Date of earliest
               event reported):    September 2, 1997


                               Swing-N-Slide Corp.
             (Exact name of registrant as specified in its charter)


     Delaware                        0-20450                   36-3808989
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                  1212 Barberry Drive, Janesville, Wisconsin 53545 (Address of principal executive offices, including zip code)


                                 (608) 755-4777
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On September 2, 1997, Richard G. Mueller resigned as Chairman, President and Chief Executive Officer and as a director of Swing-N-Slide Corp. (the "Company"). Mr. Mueller will remain as an employee during the pendency of discussions regarding the terms of a severance agreement, which will reflect (and supersede) the terms of Mr. Mueller's current Severance, Change of Control and Noncompetition Agreement, dated as of May 21, 1997, with the Company.

          The Board of Directors has elected Terence S. Malone to replace Mr. Mueller as Chief Executive Officer pending the outcome of a search for a new Chief Executive Officer. Mr. Malone has served as a director of the Company since September 1992 and was the Chairman or President as well as the Chief Executive Officer of Johnson Worldwide Associates, Inc. from 1984 until his retirement in 1994.

          The press release issued in connection with Mr. Mueller's resignation is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.



   Item 7.     Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               The exhibit listed in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SWING-N-SLIDE CORP.



   Date:  September 5, 1997             By:  /s/ Richard E. Ruegger
                                        Richard E. Ruegger
                                        Vice President-Finance and
                                          Chief Financial Officer

                               SWING-N-SLIDE CORP.

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated September 2, 1997


                             Exhibit

        (99)     Swing-N-Slide Corp. Press Release, dated
                 September 3, 1997.